UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - April 26, 2006
                                                           --------------

                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


             Maryland                  0-24040                   22-3297339
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(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                   07052-2989
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

      On April 26, 2006, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its third quarter earnings.

      The press release includes non-GAAP financial measures which exclude the effects of a prepayment premium received on a commercial loan, the payment of a penalty associated with the prepayment of certain advances from the Federal Home Loan Bank of New York, the acceleration of depreciation on branch automation software, an increase in the Company's obligation under certain long-term benefit plans, and additional Sarbanes Oxley compliance costs.

      Management uses these non-GAAP financial measures because it believes these measures facilitate comparisons of the Company's historical financial results.

      These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PENNFED FINANCIAL SERVICES, INC.



Date: April 27, 2006                         By: /s/ Joseph L. LaMonica
                                                 ----------------------------
                                                 Joseph L. LaMonica
                                                 President and Chief
                                                 Executive Officer